Deal Name:

The percentage per table should add up to 100%.

No information is available for silent records.  Hence Simultaneous second information has been provided.

FICO & Documentation & Purpose of Loan
FICO Score	Full DOC	Stated Doc	Other Doc	All Docs	Purch	CO refi	WAC	Avg Prin Bal ($)	Current LTV	IO loans	sim 2nds
< 450
451-500
501-550
551-600	97.69	2.31	0.00	11.86	49.78	40.54	8.394	159,206	93.91	0.78	0.92
601-650	81.87	17.53	0.60	38.91	59.91	34.21	7.958	162,179	97.02	0.99	0.27
651-700	50.36	47.92	1.72	31.20	60.54	34.57	7.400	212,072	95.75	31.38	0.38
701-750	35.87	58.57	5.56	13.32	70.14	26.60	7.253	220,310	95.36	26.20	0.00
751-800	33.39	60.12	6.49	4.44	85.03	12.71	7.270	250,619	94.71	27.14	1.11
801-850	30.90	27.70	41.40	0.27	77.74	22.26	7.708	173,274	95.82	14.07	0.00
Total	65.50	32.59	1.91	100.00	61.43	33.07	7.711	184,750	95.83	15.00	0.38

LTV & FICO
Current LTV	FICO < 450	450 – 500	501 – 550	551 – 600	601 – 650	651 – 700	701 – 750	751 – 800	801 – 850	Total FICO	Avg Prin Bal ($)	WAC	Gross Margin	Limited Doc	Stated Doc	IO loans	sim 2nds
10.01-20
20.01-30
30.01-40
40.01-50
50.01-60
60.01-70
70.01-80
80.01-90				4.54%	6.40%	8.77%	3.96%	1.62%	0.07%	660.18	229,782	7.441	5.708	2.46	54.51	14.95	0.98
90.01-100				7.33%	32.51%	22.43%	9.36%	2.82%	0.20%	653.36	173,220	7.802	6.019	1.72	25.15	15.02	0.18
100+
Total										655.09	184,750	7.711	5.941	1.91	32.59	15.00	0.38

Prin Balance & FICO
Prin Balance	FICO < 450	450 - 500	501 - 550	551 - 600	601 - 650	651 - 700	701 - 750	751 - 800	801 – 850	total FICO	Current LTV	WAC	Gross Margin	Limited Doc	Stated Doc	IO loans	sim 2nds
$1-$50,000				0.03%	0.04%	0.00%	0.04%	0.00%	0.00%	644.7	95.26	9.617	6.887	0.00	9.10	0.00	0.00
$50,001-$100,000				1.59%	5.04%	2.03%	0.76%	0.17%	0.03%	638.0	96.94	8.775	6.580	0.72	12.30	0.65	0.59
$100,001-$150,000				2.73%	9.83%	5.01%	1.62%	0.50%	0.05%	642.2	97.35	8.105	6.235	0.71	16.12	2.69	0.13
$150,001 - $200,000				2.29%	8.06%	4.51%	1.65%	0.37%	0.07%	645.3	97.06	7.812	6.097	0.97	18.81	6.06	0.19
$200,001 - $250,000				1.58%	4.39%	3.01%	1.62%	0.52%	0.00%	653.7	96.30	7.577	5.904	2.33	29.90	12.36	0.37
$250,001 - $300,000				1.26%	3.05%	2.77%	1.43%	0.26%	0.05%	657.2	95.53	7.645	5.948	3.59	36.05	21.13	0.56
$300,001 - $350,000				0.57%	2.03%	2.19%	1.12%	0.81%	0.06%	670.5	94.74	7.339	5.666	1.78	50.27	27.57	0.88
$350,001 - $400,000				0.65%	1.36%	2.80%	1.30%	0.37%	0.00%	669.1	95.26	7.257	5.560	2.21	51.04	23.39	0.00
$400,001 - $450,000				0.08%	1.22%	2.06%	0.75%	0.24%	0.00%	676.0	94.93	7.195	5.518	3.82	60.68	19.19	0.00
$450.001-- $500,000				0.37%	1.00%	1.84%	0.82%	0.28%	0.00%	672.8	95.03	7.255	5.643	2.23	59.48	29.61	0.00
$500,001 - $550,000				0.50%	0.71%	1.64%	0.30%	0.30%	0.00%	662.4	92.26	7.313	5.641	3.00	61.62	41.37	0.00
$550,001 - $600,000				0.22%	1.11%	1.33%	0.66%	0.44%	0.00%	675.1	94.34	7.188	5.574	8.77	52.93	26.35	0.00
$600,001 - $650,000				0.00%	0.25%	0.61%	0.71%	0.00%	0.00%	693.0	92.25	6.903	5.272	0.00	76.36	30.77	7.53
$650,001 - $700,000				0.00%	0.52%	0.52%	0.39%	0.00%	0.00%	664.9	92.04	6.400	5.036	0.00	27.42	45.88	0.00
$700,001 - $750,000				0.00%	0.00%	0.28%	0.00%	0.00%	0.00%	690.5	89.94	6.945	5.423	0.00	49.81	50.19	0.00
$750,001 - $800,000				0.00%	0.30%	0.29%	0.00%	0.00%	0.00%	654.3	92.90	6.506	4.755	0.00	74.65	49.91	0.00
$ 800,000 +				0.00%	0.00%	0.33%	0.16%	0.18%	0.00%	710.1	91.18	6.472	4.516	0.00	48.93	100.00	0.00
Total										655.1	95.93	7.711	5.941	1.91	32.59	15.00	0.38

Mortg Rates & FICO
Mortg Rates	FICO < 450	450 - 500	501 - 550	551 - 600	601 - 650	651 - 700	701 - 750	751 - 800	801 - 850	total FICO	Current LTV	WAC	Gross Margin	Avg Prin Bal ($)	Limited Doc	Stated Doc	IO loans	sim 2nds
4.001-4.5%
4.501-5.0%				0.00%	0.00%	0.00%	0.11%	0.00%	0.00%	712.0	94.37	4.990	3.900	594,520	0.00	100.00	100.00	0.00
5.001-5.5%				0.00%	0.00%	0.11%	0.10%	0.00%	0.00%	705.5	95.26	5.284	3.815	269,853	0.00	59.10	0.00	0.00
5.501-6.0%				0.07%	0.46%	1.69%	0.95%	0.69%	0.00%	698.4	92.83	5.888	4.576	385,617	0.00	38.65	51.06	0.00
6.001-6.5%				0.18%	1.85%	3.07%	1.57%	0.47%	0.00%	674.9	94.44	6.308	4.993	294,101	0.58	34.15	36.65	0.83
6.501-7.0%				0.78%	3.97%	8.14%	3.35%	0.46%	0.00%	673.6	94.94	6.808	5.300	266,724	4.36	43.79	28.52	0.95
7.001-7.5%				0.86%	5.89%	5.05%	2.20%	0.90%	0.13%	665.4	95.75	7.316	5.669	213,138	2.15	37.79	15.40	0.00
7.501-8.0%				2.34%	8.92%	5.64%	2.45%	1.16%	0.11%	654.5	96.44	7.795	6.043	187,847	2.19	33.62	9.22	0.52
8.001-8.5%				2.32%	7.42%	3.93%	1.57%	0.52%	0.00%	643.8	96.65	8.280	6.323	166,770	1.69	26.79	4.50	0.08
8.501-9.0%				2.85%	6.14%	2.47%	0.75%	0.23%	0.02%	632.1	97.02	8.761	6.620	137,988	0.70	24.26	3.72	0.11
9.001-9.5%				1.18%	2.74%	0.58%	0.17%	0.02%	0.00%	619.0	97.24	9.243	6.927	113,266	0.30	16.86	0.63	0.00
9.501-10.0%				0.82%	1.11%	0.46%	0.02%	0.00%	0.00%	614.5	96.40	9.758	7.326	94,932	0.00	14.81	5.11	0.00
10.001-10.5%				0.26%	0.23%	0.04%	0.03%	0.00%	0.00%	608.3	95.17	10.261	7.674	89,672	0.00	7.24	0.00	5.56
10.501-11.0%				0.09%	0.13%	0.01%	0.06%	0.00%	0.00%	628.1	95.05	10.734	7.736	97,061	0.00	24.42	0.00	0.00
11.001-11.5%				0.07%	0.05%	0.00%	0.00%	0.00%	0.00%	593.0	96.56	11.178	7.880	78,674	0.00	0.00	0.00	0.00
11.501-12.0%				0.05%	0.00%	0.00%	0.00%	0.00%	0.00%	567.0	94.98	11.558	7.946	61,642	0.00	0.00	0.00	0.00
12.001-12.5%
12.501-13.0%
13.001-13.5%
Total										655.09	95.93	7.711	5.941	184,750	1.91	32.59	15.00	0.38

Mortg Rates & LTV
Mortg Rates	LTV 0.01-10	LTV 10.01-20	LTV 20.01-30	LTV 30.01-40	LTV 40.01-50	50.01 - 60	60.01 - 70	70.01 - 80	80.01-90	90.01 - 100	100+	total LTV	avg FICO	Gross Margin	Avg Prin Bal ($)	Limited Doc	Stated Doc	IO loans	sim 2nds
4.001-4.5%
4.501-5.0%									0.00%	0.11%		94.37	712.0	3.900	594,520	0.00	100.00	100.00	0.00
5.001-5.5%									0.08%	0.13%		95.26	705.5	3.815	269,853	0.00	59.10	0.00	0.00
5.501-6.0%									2.10%	1.76%		92.83	698.4	4.576	385,617	0.00	38.65	51.06	0.00
6.001-6.5%									2.37%	4.76%		94.44	674.9	4.993	294,101	0.58	34.15	36.65	0.83
6.501-7.0%									5.25%	11.45%		94.94	673.6	5.300	266,724	4.36	43.79	28.52	0.95
7.001-7.5%									4.16%	10.86%		95.75	665.4	5.669	213,138	2.15	37.79	15.40	0.00
7.501-8.0%									4.51%	16.11%		96.44	654.5	6.043	187,847	2.19	33.62	9.22	0.52
8.001-8.5%									3.47%	12.29%		96.65	643.8	6.323	166,770	1.69	26.79	4.50	0.08
8.501-9.0%									2.01%	10.45%		97.02	632.1	6.620	137,988	0.70	24.26	3.72	0.11
9.001-9.5%									0.73%	3.96%		97.24	619.0	6.927	113,266	0.30	16.86	0.63	0.00
9.501-10.0%									0.42%	1.99%		96.40	614.5	7.326	94,932	0.00	14.81	5.11	0.00
10.001-10.5%									0.15%	0.40%		95.17	608.3	7.674	89,672	0.00	7.24	0.00	5.56
10.501-11.0%									0.08%	0.22%		95.05	628.1	7.736	97,061	0.00	24.42	0.00	0.00
11.001-11.5%									0.02%	0.10%		96.56	593.0	7.880	78,674	0.00	0.00	0.00	0.00
11.501-12.0%									0.00%	0.05%		94.98	567.0	7.946	61,642	0.00	0.00	0.00	0.00
12.001-12.5%
12.501-13.0%
13.001-13.5%
Total												95.93	655.1	5.941	184,750	1.91	32.59	15.00	0.38

No information is available for silent seconds. Hence Simultaneous second information has been provided.

FICO Score
FICO	Total Balance		LTV	Adjusted Balance [1]		WA Loan	WAC	% Covered by	WA LTV	WA DTI	WA FICO	% IO	% w/ Piggy-back 2nds	% SFD/ PUD	% Owner Occ.	% Full Doc	% Cashout Refi
	Amount	%		Amount	%[2]	Balance		Mortgage Ins.
FICO NA		0.00%	> 75.0		0.00%
0 – 500.00		0.00%	> 75.0		0.00%
500.01 – 550.00		0.00%	> 80.0		0.00%
550.01 – 575.00		0.00%	> 80.0		0.00%
550.01 – 600.00	483,000	0.62%	> 80.0	228,000	0.29%	241,500	8.919	100	97.64	49.02	597.6	100	0.00	100.00	100.00	100.00	100.00
600.01 – 620.00	305,895	0.39%	> 80.0	305,895	0.39%	305,895	6.350	100	90.00	49.64	615.0	100	0.00	100.00	100.00	100.00	0.00
620.01 – 650.00	1,696,976	2.18%	> 80.0	1,696,976	2.18%	339,395	6.949	100	94.50	45.35	635.2	100	0.00	100.00	100.00	67.12	60.87
650.01 – 680.00	27,535,640	35.34%	> 85.0	25,519,241	32.76%	312,905	7.074	100	95.77	42.77	670.4	100	0.00	89.81	96.30	51.05	46.11
680.01 – 700.00	23,309,632	29.92%	> 85.0	22,723,482	29.17%	347,905	6.874	100	94.77	42.67	689.4	100	2.63	80.38	97.91	41.87	46.88
700.01 – 750.00	18,124,891	23.26%	> 85.0	18,124,891	23.26%	323,659	6.797	100	96.83	41.55	719.3	100	0.00	71.40	95.70	35.34	39.42
750.01 – 800.00	6,256,973	8.03%	> 90.0	5,347,973	6.86%	368,057	6.844	100	96.45	42.11	769.9	100	0.00	78.22	100.00	41.01	6.31
800 +	195,000	0.25%	> 90.0	195,000	0.25%	195,000	7.640	100	100.00	36.00	804.0	100	0.00	0.00	100.00	0.00	0.00
TOTAL	77,908,007	100.00%		74,141,458	95.17%	328,726	6.938	100	95.74	42.51	694.3	100	0.79	81.87	97.06	44.56	41.95
FICO: Average	694		Min:	595	Max:	804

Debt To Income (DTI) Ratio

DTI	Total Balance		FICO	Adjusted Balance[1]		WA Loan	WAC	% Covered by	WA LTV	WA DTI	WA FICO	% IO	% w/ Piggy-back 2nds	% SFD/ PUD	% Owner Occ.	% Full Doc	% Cashout Refi
	Amount	%		Amount	%[2]	Balance		Mortgage Ins.
<= 20	852,250	1.09%	< 600		0.00%	284,083	6.996	100	98.19	16.79	718.6	100	0.00	100.00	100.00	37.78	37.78
20.001 – 25.00	1,451,061	1.86%	< 600		0.00%	207,294	7.095	100	96.40	23.09	700.2	100	0.00	63.35	100.00	39.58	18.30
25.001 – 30.00	3,464,389	4.45%	< 625		0.00%	230,959	7.313	100	98.39	28.32	706.6	100	0.00	89.91	100.00	52.68	43.63
30.001 – 35.00	9,051,062	11.62%	< 625		0.00%	323,252	6.91	100	95.00	33.21	687.1	100	0.00	88.68	91.00	38.83	46.29
35.001 – 40.00	9,154,631	11.75%	< 650	489,000	0.63%	326,951	7.091	100	95.89	38.20	708.5	100	0.00	77.43	94.03	46.05	20.83
40.001 – 45.00	22,572,245	28.97%	< 650	475,000	0.61%	358,290	6.847	100	95.59	42.66	694.8	100	2.71	79.83	100.00	33.25	43.03
45.001 – 50.00	19,617,238	25.18%	< 675	5,205,114	6.68%	363,282	6.942	100	94.90	47.84	691.1	100	0.00	81.73	96.61	39.18	43.61
50.001 – 55.00	11,745,131	15.08%	< 700	8,517,406	10.93%	301,157	6.877	100	96.87	52.27	687.4	100	0.00	82.85	97.78	77.23	52.93
55+		0.00%	< 700		0.00%
TOTAL	77,908,007	100.00%		14,686,520	18.85%	328,726	6.938	100	95.74	42.51	694.3	100	0.79	81.87	97.06	44.56	41.95
DTI: Average	42.51		Min:	14	Max:	55

Loan To Value (LTV) Ratio

LTV	Total Balance		DTI	Adjusted Balance[1]		WA Loan	WAC	% Covered by	WA LTV	WA DTI	WA FICO	% IO	% w/ Piggy-back 2nds	% SFD/ PUD	% Owner Occ	% Full Doc	% Cashout Refi
	Amount	%		Amount	%[2]	Balance		Mortgage Ins.
< 60.00		0.00%	> 50		0.00%
60.01 – 70.00		0.00%	> 50		0.00%
70.01 – 79.99		0.00%	> 50		0.00%
80.00		0.00%	> 50		0.00%
80.01 – 85.00		0.00%	> 50		0.00%
85.01 – 90.00	19,679,494	25.26%	> 50		0.00%	437,322	6.550	100	90.00	42.44	682.6	100	3.11	89.11	95.93	37.32	50.03
90.01 – 95.00	25,866,291	33.20%	> 50	210,000	0.27%	359,254	6.782	100	94.80	43.28	699.3	100	0.00	78.23	94.26	26.27	47.92
95.01 – 100.00	32,362,221	41.54%	> 50	165,500	0.21%	269,685	7.300	100	99.99	41.92	697.5	100	0.00	80.38	100	63.57	32.26
100+		0.00%	> 50		0.00%
TOTAL	77,908,006	100.00%		375,500	0.48%	328,726	6.938	100	95.74	42.51	694.3	100	0.79	81.87	97.06	44.56	41.95
LTV: Average	95.74	Min:	90	Max:	100
Documentation Type

Doc Type	Total Balance		WA Loan	WAC	% Covered by	WAFICO	WA LTV	WA DTI	% SFD/ PUD	% Owner Occ	% Cashout Refi
	Amount	%	Balance		Mortgage Ins.
Full Doc	34,713,361	44.56%	296,695	6.848	100	689.8	96.80	43.38	87.47	97.85	48.80
Alternative Doc	558,000	0.72%	558,000	6.725	100	625.0	90.00	53.03	100.00	100.00	100.00
Stated Doc	42,498,646	54.55%	360,158	7.014	100	698.7	94.95	41.67	77.33	96.37	35.72
Limited Doc	138,000	0.18%	138,000	7.150	100	777.0	100.00	37.00	0.00	100.00	0.00
NINA		0.00%
Other		0.00%
TOTAL	77,908,007	100.00%	328,726	6.938	100	694.3	95.74	42.51	81.87	97.06	41.95

Occupancy Status

Occupancy Type	Total Balance		WA Loan	WAC	% Covered by	WA. FICO	WA LTV	WA DTI	% SFD/ PUD	% Owner Occ	% Cashout Refi
	Amount	%	Balance		Mortgage Ins.
Primary Residence	75,621,376	97.06%		6.915	100	694.7	95.82	42.55	82.35	100.00	42.56
Second Home	734,253	0.94%		6.736	100	682.8	94.99	42.98	69.08	0.00	31.70
Investment	1,552,378	1.99%		8.189	100	684.4	92.42	40.15	64.82	0.00	16.81
Non-owner		0.00%
Other		0.00%
TOTAL	77,908,007	100.00%		6.938	100	694.3	95.74	42.51	81.87	97.06	41.95

Collateral Analysis

				(deal as a whole)
			Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	LTV	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc
500	524	> 65%
525	549	> 65%
550	574	> 65%	161,213.82	4.44%	8.489	100.00%	564.93	41.64	92.61	77.27%	13.87%	99.67%	100.00%	0.00%
575	599	> 70%	158,660.43	6.32	8.286	100	588.41	40.04	94.35	84.61	11.5	95.94	97.34	0
600	624	> 70%	156,933.08	20.46	8.157	100	611.93	40.56	97.41	85.18	6.24	96.39	89.47	0
625	649	> 70%	166,932.72	19.09	7.789	100	636.25	40.69	96.96	83.98	3.05	90.39	74.72	0
650	674	> 80%	202,228.79	14.99	7.552	100	663.1	41.12	96.76	74.51	5.67	88.44	55.51	0
675	699	> 80%	220,022.94	16.23	7.262	100	686.47	41.19	95.15	70.9	5.47	81.35	46.82	0
700	724	> 80%	229,654.63	9.02	7.179	100	710.76	41.68	95.65	64.78	4.3	78.08	35.88	0
725	749	> 85%	208,607.53	4.66	7.444	100	736.53	38.89	95.52	63.43	3.97	61.01	34.67	0
750	774	> 85%	253,126.77	2.83	7.22	100	760.74	39.77	94.65	68.7	7.66	61.99	36.47	0
775	799	> 85%	244,186.56	1.69	7.343	100	781.87	40.96	95.24	59.96	1.55	76.91	26.66	0
800	max	> 85%	173,273.54	0.27	7.708	100	806.56	33.6	95.93	58.97	19.14	75.49	30.9	0

% Stated Doc	% Int Only

0	0.00%
2.66	0.69
10.32	0.53
24.29	1.71
43.43	24.06
50.85	37.41
57.85	29.08
61.59	21.02
57.72	23.95
66.02	31.18
27.7	14.07

LTV Low	LTV High	DTI	Wtd Avg Current Balance	Percent of Current Balance	Wtd Avg		Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc
					GWAC	% MI
60%	64%	> 49.9%
65%	69%	> 49.9%
70%	74%	> 49.9%
75%	79%	> 49.9%
80%	84%	> 49.9%
85%	89%	> 49.9%
90%	94%	> 49.9%	260,160.74	3.36%	7.484	100.00%	649.3	51.84	90.47	71.97%	4.06%	71.28%	62.39%	0.00%
95%	99%	> 49.9%	228,580.72	3.79	7.437	100	648.29	51.97	95.28	85.15	5.13	83.06	74.17	0
100%	max	> 49.9%	182,117.67	7.54	7.774	100	652.53	52.35	100	78.12	2.84	98.03	97.06	0

% Stated Doc	% Int Only

34.41	12.13%
25.83	25.18
2.76	17.78

			Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
DTI Low	DTI High	FICO	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc
20%	24%	< 525
25%	29%	< 550
30%	34%	< 575	116,455.56	0.45%	9.113	100.00%	563.06	32.62	92.55	82.68%	17.32%	100.00%	100.00%	0.00%
35%	39%	< 600	153,107.92	1.74	8.337	100	580.87	37.28	93.88	90.09	4.33	100	100	0
40%	44%	< 625	164,446.77	7.19	8.209	100	600.91	42.15	96.43	83.01	6.7	97.7	92.68	0
45%	49%	< 650	171,470.47	10.04	7.96	100	614.62	46.89	96.3	80.01	11.08	96.36	84.79	0
50%	54%	< 675	203,523.08	9.99	7.789	100	624.23	51.69	96.18	82.7	6.82	91.5	88.42	0
55%	max	< 700	165,044.93	1.11	8.012	100	628.24	54.93	98.61	75.63	0	92.48	98.84	0

% Stated Doc	% Int Only

0	0.00%
0	0
7.32	0
15.06	0.49
10.51	9.86
0	7.02

LIMITED AND STATED DOC
FICO Low		Wtd Avg Current Balance	Percent of Current Balance	Wtd Avg		Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV
	FICO High			GWAC	% MI				% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc
500	524
525	549
550	574
575	599	437,512.95	0.17%	7.325	100.00%	597.35	49.43	90	100.00%	0.00%	45.12%	0.00%	0.00%
600	624	248,623.82	2.15	7.814	100	615.16	39.21	91.36	80.17	8.9	83.55	0	0
625	649	230,468.82	4.7	7.67	100	637.52	40.44	94.03	75.67	4.19	87.03	0	0
650	674	267,062.45	6.63	7.663	100	663.47	40.41	95.56	70	4.83	84.53	0	0
675	699	241,618.99	8.51	7.424	100	687.11	39.74	93.79	68.98	5.2	73.93	0	0
700	724	283,410.73	5.78	7.143	100	710.26	41.66	94.23	58.33	5.47	72.44	0	0
725	749	232,496.86	3.04	7.647	100	737.22	39.3	94.69	65.02	0.99	56.72	0	0
750	774	266,481.80	1.8	7.342	100	760.73	37.42	93.86	64.28	10.65	53.99	0	0
775	799	293,069.82	1.24	7.465	100	781.05	40.73	94.63	69.11	2.12	82.16	0	0
800	max	239,459.85	0.18	7.645	100	805.9	35.02	95.62	51.94	27.7	100	0	0

% Stated Doc	% Int Only	% CA	% NY	% FL

100	0.00%	0.00%	0.00%	45.12%
97.97	0	2.37	21.57	13.25
98.58	0	18.69	11.6	7.87
98.14	27.19	26.51	12.86	8.69
96.92	38.62	27.95	7.9	13.05
90.21	32.07	33.51	11.15	8.2
94.27	16.89	22.08	24.85	13.65
90.86	18.93	32.79	8.44	12.88
90.02	29.87	5.2	24.86	3.48
40.09	20.36	0	32.21	27.7

IO LOANS
FICO Low	FICO High	Wtd Avg Current Balance	Percent of Current Balance	Wtd Avg		Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV
				GWAC	% MI				% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc
500	524
525	549
550	574
575	599	228,000.00	0.04%	7.95	100.00%	595	50.16	95	100.00%	0.00%	100.00%	100.00%	0.00%
600	624	280,447.35	0.11	7.912	100	608.18	48.89	94.55	100	0	100	100	0
625	649	339,395.21	0.33	6.949	100	635.2	45.35	94.5	100	0	100	67.12	0
650	674	302,170.68	3.61	7.139	100	667.03	42.68	96.24	74.71	15.07	94.56	50	0
675	699	342,658.04	6.07	6.891	100	685.91	42.67	94.76	77.05	5.61	98.45	45.83	0
700	724	340,588.71	2.62	6.819	100	712.11	43.47	96.3	67.14	1.54	94.28	29.27	0
725	749	299,264.25	0.98	6.749	100	736.15	37.01	98.04	68.73	13.24	100	47.5	0
750	774	390,703.55	0.68	6.594	100	758.81	41.22	94.15	83.79	0	100	49.8	0
775	799	342,580.15	0.53	7.164	100	784.21	43.25	99.39	71.07	0	100	29.73	0
800	max	195,000.00	0.04	7.64	100	804	36	100	0	0	100	0	0

% Stated Doc	% Int Only	% CA	% NY	% FL

0	100.00%	100.00%	0.00%	0.00%
0	100	0	54.54	0
0	100	60.87	10.31	0
50	100	45.52	5.03	12.52
54.17	100	45.3	2.89	7.84
70.73	100	46.78	10.13	8.01
52.5	100	56.68	0	16.96
50.2	100	59.49	18.7	0
65.23	100	26.64	20.94	0
100	100	0	0	0

As of 1st October 2005

Whole Loan Desk

Balance: 519,331,161

(+1) 212-525-3307

2,811 records

HSBC

HASC Opt1

			% of Agg				WA Orig				WA DTI	%Full	%Primary
MSA Concentration	# of Loans	Aggr Curr Bal	Curr Bal	WAC	WA Margin	WA Max Rate	Term	WA LTV	WA CLTV	WA FICO	Back	Doc	Owner
Unknown	410	53,009,125	10.21%	8.036	6.142	14.055	359.4	97.24	97.25	646.3	39.87	75.54%	92.08%
New York-White Plains-Wayne, NY-NJ MD	68	29,945,945	5.77	7.498	5.797	13.569	360.0	93.23	93.29	681.1	42.03	29.58	76.99
Atlanta-Sandy Springs-Marietta, GA MSA	72	12,339,473	2.38	7.745	6.069	13.769	360.0	96.78	96.88	654.1	42.12	71.35	84.65
Los Angeles-Long Beach-Glendale, CA MD	29	12,104,413	2.33	6.895	5.163	12.860	360.0	93.61	93.61	671.4	41.58	35.85	78.86
Oakland-Fremont-Hayward, CA MD	21	10,574,777	2.04	6.684	4.853	12.708	360.0	95.10	95.10	681.3	45.48	46.36	92.22
Nassau-Suffolk, NY MD	25	9,661,852	1.86	7.323	5.938	13.409	360.0	95.45	95.45	679.3	45.08	41.38	89.94
Tampa-St. Petersburg-Clearwater, FL MSA	52	8,884,384	1.71	7.831	6.150	13.809	360.0	97.19	97.28	646.6	40.53	72.58	81.93
Orlando-Kissimmee, FL MSA	46	8,234,702	1.59	7.714	5.818	13.697	360.0	95.85	95.85	664.3	40.34	56.22	81.89
Riverside-San Bernardino-Ontario, CA MSA	22	8,122,796	1.56	6.808	5.383	12.944	360.0	94.09	94.09	658.2	46.32	71.45	96.79
Providence-New Bedford-Fall River, RI-MA MSA	30	8,114,294	1.56	7.434	5.910	13.434	360.0	94.11	94.11	672.4	42.40	49.65	85.38
Chicago-Naperville-Joliet, IL MD	39	7,951,538	1.53	8.283	6.407	14.258	360.0	94.47	94.47	660.0	41.00	51.07	68.26
Warren-Farmington Hills-Troy, MI MD	43	7,791,279	1.50	7.868	6.093	13.889	360.0	97.83	97.83	641.3	41.14	74.89	94.30
Columbus, OH MSA	58	7,786,094	1.50	7.883	6.136	13.927	360.0	97.66	97.66	647.4	41.25	78.48	88.79
Sacramento--Arden-Arcade--Roseville, CA MSA	20	7,452,220	1.43	7.070	4.731	13.046	360.0	94.27	94.39	676.2	41.65	36.57	72.97
Boston-Quincy, MA MD	18	6,697,068	1.29	7.609	6.088	13.730	360.0	92.99	92.99	661.1	42.60	34.43	69.85
Dallas-Plano-Irving, TX MD	51	6,677,603	1.29	8.353	6.235	14.345	360.0	97.71	97.71	642.5	39.30	79.57	87.16
Camden, NJ MD	37	6,375,325	1.23	8.016	6.199	14.021	360.0	96.08	96.08	639.7	41.98	78.11	92.34
Honolulu, HI MSA	19	6,204,537	1.19	6.563	5.106	12.575	360.0	95.62	95.62	675.7	43.23	62.24	97.44
Edison, NJ MD	19	6,144,497	1.18	7.551	5.979	13.551	360.0	96.37	96.37	638.1	41.72	67.43	100.00
Worcester, MA MSA	24	5,980,698	1.15	7.694	6.067	13.634	360.0	94.34	94.34	666.9	42.24	58.35	91.48
Other	1,708	289,278,544	55.70	7.787	5.999	13.781	359.1	96.47	96.47	651.1	40.04	71.03	87.77
Total:	2,811	519,331,161	100%	7.711	5.941	13.723	359.4	96.09	96.10	655.1	40.78	65.50%	87.07%

Balance: 519,331,161 2,811 records	HSBC HASC H1 pool	Kaushal Thakkar (+1) 212-525-3307 kaushal.thakkar@us.hsbc.com

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